SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. __)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                 HOMESIDE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

|_|  Fee paid previously by written preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: ________________________________________________

     2) Form, Schedule or Registration Statement No. ___________________________

     3) Filing Party: __________________________________________________________

     4) Date Filed: ____________________________________________________________

                                 HOMESIDE, INC.

                          NOTICE OF 1997 ANNUAL MEETING
                                 OF STOCKHOLDERS

                                  JUNE 10, 1997


To the Stockholders:

     The Annual Meeting of Stockholders of HomeSide, Inc. will be held on Tuesday, June 10, 1997 at 10:00 a.m. at the Sawgrass Marriott, 1000 TPC Boulevard, Ponte Vedra Beach, Florida 32082 for the following purposes:

     1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders, as more fully described in the accompanying Proxy Statement.

     2. To consider and act upon any other business which may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 16, 1997 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

     PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                       By order of the Board of Directors,


                                       Robert J. Jacobs, Secretary

Jacksonville, Florida
May 21, 1997

                                 HOMESIDE, INC.

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HomeSide, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, June 10, 1997, at the time and place set forth in the Notice of Meeting, and at any adjournment thereof. The approximate date on which this Proxy Statement and enclosed form of proxy are first being sent to stockholders is May 21, 1997.

     If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

     The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the meeting in order to constitute a quorum for the transaction of business. The election of nominees for director will be decided by plurality vote. Abstentions are counted as present in determining whether the quorum requirement is satisfied.

     The Company will bear the cost of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph or in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

     The Company's principal executive offices are located at 7301 Baymeadows Way, Jacksonville, Florida 32256, telephone number (904) 281-3000.

                        RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on April 16, 1997 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 43,375,430 shares of Common Stock with a par value of $.01 per share. Each outstanding share of the Company's Common Stock entitles the record holder to one vote.

                              ELECTION OF DIRECTORS

     The persons named in the accompanying proxy, unless otherwise instructed by the stockholder giving the proxy, intend to elect as directors the 11 nominees listed below, each such director to hold office until the next annual meeting and until his or her successor shall be duly elected and qualified.

     In the event that any of the nominees should become unwilling or unable to accept nomination or election as a director, which is not anticipated, the proxy will be voted for the election of such substitute nominees as management may recommend. In no event will the proxy be voted for the election of more than 11 directors. Should management not recommend a substitute for any nominee, the proxy will be voted for the election of the remaining nominees. None of the nominees are related to any other nominee or to any executive officer of the Company.

                                 Position with the Company                                                 Year First
                                 or Principal Occupation                                                    Elected a
Name of Nominee                  During the Past Five Years                                        Age      Director
---------------                  --------------------------                                        ---      --------
Joe K. Pickett                   Chairman of the Board, Chief Executive Officer and a              51         1996
                                 Director of the Company since March 14, 1996.  Chairman
                                 of the Board and Chief Executive Officer of the Company's
                                 wholly-owned subsidiary HomeSide Lending, Inc.
                                 ("HomeSide") since April, 1990.  Director of Fannie Mae
                                 and Baptist Medical Center, Jacksonville, Florida.

Hugh R. Harris                   President, Chief Operating Officer and a Director of the          45         1996
                                 Company since March 14, 1996.  President and Chief
                                 Operating Officer of HomeSide since January, 1993.
                                 Previously, Vice Chairman of HomeSide.  Director of
                                 Republic Mortgage Insurance Company.

Thomas M. Hagerty                Managing Director, Thomas H. Lee Company, where he has            34         1995
                                 been employed since 1988.  President of the Company from
                                 its organization on December 11, 1995 to March 14, 1996.
                                 Treasurer of the Company from March 14, 1996 to October
                                 1996.  Vice President and Trustee of THL Equity Trust III,
                                 the General Partner of THL Equity Advisors III Limited
                                 Partnership, which is the General Partner of Thomas H. Lee
                                 Equity Fund III, L.P. Director of Select Beverages, Inc.

David V. Harkins                 Senior Managing Director, Thomas H. Lee Company, where            55         1995
                                 he has been employed since 1986.  Senior Vice President
                                 and Trustee of Thomas H. Lee Advisors I and T.H. Lee
                                 Mezzanine II, affiliates of ML-Lee Acquisition Fund L.P.
                                 and the ML-Lee Acquisition Funds, respectively.  President and Trustee of THL Equity Trust III, the General Partner of
                                 THL Equity Advisors III Limited Partnership, which is the
                                 General Partner of Thomas H. Lee Equity Fund III, L.P.
                                 Chairman and Director of National Dentex Corporation,
                                 Director of Stanley Furniture Company,  Inc. and First Alert,
                                 Inc.

                                 Position with the Company                                                 Year First
                                 or Principal Occupation                                                    Elected a
Name of Nominee                  During the Past Five Years                                        Age      Director
---------------                  --------------------------                                        ---      --------
Justin S. Huscher                Vice President of Madison Dearborn Partners, Inc. since           43         1995
                                 January 1993.  From April 1990 until January 1993, Senior
                                 Investment Manager of First Chicago Venture Capital.
                                 Member of operating committees of the General Partners of
                                 Huntway Partners L.P. and Golden Oak Mining Company,
                                 L.P., respectively, and Director of Bay State Paper Holding
                                 Company.

Peter J. Manning                 Executive Vice President, Mergers & Acquisitions of               57         1995
                                 BankBoston, N.A. and BankBoston Corporation since 1993.
                                 From 1990 to 1993, Executive Vice President, Chief
                                 Financial Officer and Treasurer of BankBoston Corporation
                                 and Chief Financial Officer of BankBoston, N.A.

William J. Shea                  Vice Chairman, Chief Financial Officer and Treasurer of           48         1996
                                 BankBoston Corporation since October 28, 1993.  From
                                 December 1992 through October 28, 1993, Executive Vice
                                 President, Chief Financial Officer and Treasurer of
                                 BankBoston Corporation.  Previously Vice Chairman and
                                 Senior Partner, Coopers & Lybrand.

Kathleen M. McGillycuddy         Group Executive Director, Global Treasury of BankBoston,          47         1996
                                 N.A., where she has been employed since 1992.
                                 Previously Executive Vice President, Corporate
                                 Liquidity and Funds Management at Fleet/Norstar
                                 Bank.

Hinton F. Nobles, Jr.            Since 1989, Executive Vice President and member of the            51         1996
                                 Management Executive Committee of Barnett Banks, Inc.
                                 ("Barnett") where he has been employed since 1974.

Douglas K. Freeman               Chief Consumer Credit Executive and member of the                 46         1996
                                 Management Operating Committee of Barnett.  From 1991
                                 to 1995, Chief Corporate Banking Executive of Barnett.
                                 Chair of the Governor's Capital Partnership Board of
                                 Florida and Director of The Small Business Foundation of
                                 America, Inc.

Charles W. Newman                Chief Financial Officer and member of the Management              47         1996
                                 Executive Committee of Barnett since 1992.  Previously,
                                 Vice President and Deputy Controller, Senior Vice President
                                 and Controller and Executive Vice President of Barnett.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

     During the fiscal year ended February 28, 1997 there were 5 meetings of the Board of Directors of the Company. All of the Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by committees of the Board of Directors on which they served. The Board of Directors does not have a nominating committee.

     The Board of Directors has a Compensation Committee composed of Douglas K. Freeman, David V. Harkins and William J. Shea, Chairman. The Compensation Committee determines the compensation to be paid to the key officers of the Company and administers the Company stock option plans. Prior to the Company's initial public offering of Common Stock on January 30, 1997, the functions of the Compensation Committee were discharged by the full Board. The Committee met for the first time following the close of the fiscal year ended February 28, 1997.

     The Board of Directors also has an Audit Committee, presently composed of Justin S. Huscher, Peter J. Manning and Charles W. Newman, Chairman, which reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditors's fee for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. During the last fiscal year there were two meetings of the Audit Committee.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table and the paragraphs that follow set forth information with respect to the beneficial ownership of shares of the Company's voting securities as of March 31, 1997 by (i) all shareholders of the Company who own more than 5% of any class of such voting securities; (ii) each director who is a stockholder;
(iii) certain executive officers; and (iv) all directors and executive officers as a group, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder.

                                                            Amount and Nature of
Name of Beneficial Owner          Title of Class            Beneficial Ownership          Percentage of Class
------------------------          --------------            --------------------          -------------------
BankBoston, N.A.                  Common Stock                       11,461,400                      26.42%
  100 Federal Street
  Boston, MA

Siesta Holdings, Inc.             Common Stock                       11,461,400                      26.42%
  3800 Howard Hughes
  Parkway, Suite 1560
  Las Vegas, NV

THL (a)                           Common Stock                        8,596,050                      19.82%
  75 State Street
  Boston, MA

Madison Dearborn Capital          Common Stock                        2,865,350                       6.61%
Partners, L.P.
  Three First National Plaza
  Chicago, IL

Joe K. Pickett                    Common Stock                         78,224                           *

Hugh R. Harris                    Common Stock                         72,862                           *

Kevin D. Race                     Common Stock                         29,155                           *

Charles D. Gilmer                 Common Stock                         34,000                           *

William Glasgow, Jr.              Common Stock                         43,724                           *

Mark F. Johnson                   Common Stock                         48,620                           *

Thomas M. Hagerty                 Common Stock                        25,194(b)                         *

David V. Harkins                  Common Stock                        39,661(c)                         *

All Directors and Executive       Common Stock                       432,346(d)                         *
Officers as a Group
(21 persons)

--------------------

*    Less than 1%

(a) Thomas H. Lee Equity Fund III, L.P. and certain affiliates of Thomas H. Lee Company are herein collectively referred to as "THL."

(b) Does not include 8,570,856 shares owned by THL, as to which Mr. Hagerty disclaims beneficial ownership.

(c) Does not include 8,556,389 shares owned by THL, as to which Mr. Harkins disclaims beneficial ownership.

(d) Does not include the shares held by THL, Madison Dearborn Capital Partners, L.P. ("MDP"), BankBoston, N.A. ("BankBoston") and Siesta Holdings, Inc., ("Siesta") (each a "Principal Shareholder" and collectively referred to herein as the "Principal Shareholders"), with which certain directors are affiliated.

     The Company was formed on December 11, 1995 to acquire HomeSide (formerly BancBoston Mortgage Corporation) the mortgage banking subsidiary of BankBoston Corporation. That acquisition was completed on March 15, 1996. On May 31, 1996 the Company acquired HomeSide Holdings, Inc. (formerly Barnett Mortgage Company), the mortgage banking subsidiary of Barnett Banks, Inc. ("Barnett").

     In addition to those shares of capital stock set forth in the preceding table, 97,138 shares of Class C Common Stock (non-voting) of the Company are beneficially owned by Robert Morrissey, constituting 100% of the outstanding Class C Common Stock. Within 180 days of the initial public offering of Common Stock of the Company in January 1997, a holder of Class C Common Stock may require the Company to purchase any portion of its shares of Class C Common Stock at a price based upon the average bid prices of the Common Stock for the preceding 20 days. In addition, upon consummation of a merger or sale of substantially all of the assets of the Company, a holder of Class C Common Stock may require the Company to purchase any portion of its shares of Class C Common Stock at an appraised fair market value price.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

     During the fiscal year ended February 28, 1997, the members of the Compensation Committee were David V. Harkins, William J. Shea, Douglas K. Freeman and Edward A. O'Neal. Mr. O'Neal, who was an officer of BankBoston Corporation, resigned from the Board of Directors of the Company in October, 1996 and was succeeded by Mr. Shea. Each of the members of the Compensation Committee is an employee of a Principal Shareholder of the Company.

Amended and Restated Shareholder Agreement

     Each of the Principal Shareholders and certain other stockholders named therein entered into an Amended and Restated Shareholder Agreement with the Company dated May 31, 1996 in connection with the acquisition of Barnett Mortgage Company (the "Shareholder Agreement"). The Shareholder Agreement terminated upon the consummation of the January 1997 public offering of Common Stock of the Company, except for provisions pursuant to which the Company has agreed not to enter into transactions with certain affiliated parties except on terms which the Company could have received in comparable arms-length transactions.

Amended and Restated Registration Rights Agreement

     Subject to certain limitations, pursuant to the Amended and Restated Registration Rights Agreement among the Company and the Principal Shareholders dated May 31, 1996, upon the request of (i) holders of shares of Common Stock of the Company aggregating more than 50% of the number of shares of such Common Stock then held by THL, (ii) BankBoston, (iii) MDP, or (iv) Siesta (provided that no request may be made for registration of securities with an expected aggregate offering price to the public of less than $20,000,000), the Company will use its best efforts to effect the registration of the Common Stock of the Company requested by such stockholder to be registered and the Common Stock of all other holders who have requested registration in connection therewith; provided that the Company is not required to effect more than two registrations pursuant to any request made by any of the foregoing parties. Under certain circumstances, if the Company proposes to register shares of its Common Stock, it will, upon the written request of any stockholder, register such requesting stockholder's Common Stock, subject to pro rata reduction in the event all securities requested to be included in the registration statement cannot, in the opinion of the managing underwriter, be so included.

Exclusive Marketing Agreements

     HomeSide has entered into a Marketing Agreement dated March 15, 1996 (the "BKBC Marketing Agreement") with BankBoston Corporation ("BKBC") pursuant to which HomeSide and BKBC may market services to HomeSide customers who are also BKBC customers ("BKBC Customers") and other customers of HomeSide. Under this agreement: (a) HomeSide has the exclusive right, subject to certain limitations, to market to all customers any mortgage loan refinancings, (b) HomeSide has the non-exclusive right to market first mortgage loans (other than refinancings) to BKBC Customers and the exclusive right to market such loans to other HomeSide customers, (c) HomeSide has the exclusive right to market "other" mortgage loans to customers who are not BKBC Customers, and BKBC has the exclusive right to market such mortgage loans to BKBC Customers, (d) HomeSide has the non-exclusive right, subject to certain limitations, to offer certain "Eligible Products" (mortgage credit insurance, relocation services, title insurance, title search, appraisal services, private mortgage insurance, escrow services, hazard insurance services and certain other products) to BKBC Customers and the exclusive right to offer Eligible Products to other customers, and (e), BKBC has the exclusive right to offer certain banking services to BKBC Customers and the non-exclusive right to offer such services to other customers.

     Under the BKBC Marketing Agreement, BKBC may not engage in a formal program to solicit HomeSide's customers for refinancings.

     The term of the BKBC Marketing Agreement is the later of: (a) eight years, or (b) the third anniversary of the termination of the Operating Agreement (which has a term of five years). See "-- Other BKBC Agreements -- Operating Agreement" below.

     HomeSide has also entered into a Marketing Agreement dated May 31, 1996 (the "Barnett Marketing Agreement") with Barnett which is substantially similar PMto the BKBC Marketing Agreement, except that it governs rights with respect to "Barnett Customers" as defined therein rather than with respect to BKBC Customers.

     HomeSide does not pay any fee or monies (other than certain reimbursement obligations) to BKBC or Barnett for its marketing and other rights under the BKBC Marketing Agreement or Barnett Marketing Agreement.

Transitional Services Agreements

     BankBoston and its affiliate banks (the "BKB Banks") and HomeSide have entered into a series of Transitional Services Agreements dated March 15, 1996, pursuant to which the BKB Banks agreed to make available to HomeSide, at the BKB Banks' cost, certain corporate services, including travel and relocation, general ledger support, audit, payroll, retirement plans, computer services, disbursement accounting, purchasing, telecommunications/workstation support and human resources. HomeSide also agreed to make available to the BKB Banks, at HomeSide's cost, certain administrative services, including mortgage loan origination support, mortgage loan quality control services, affordable housing loan support and pledged loan support services. For the period March 16, 1996 through February 28, 1997, HomeSide paid to BKB Banks approximately $2.5 million under such Transitional Services Agreements.

     Barnett and HomeSide have entered into a Transitional Services Agreement dated May 31, 1996, pursuant to which Barnett agreed to make available to HomeSide office space and certain corporate services, including finance services, accounting services, purchasing services, benefits and compensation administration, human resources and staffing services and technology services. HomeSide pays Barnett a monthly fee based on rates established under a fee schedule for the different services provided to HomeSide. For the period March 16, 1996 through February 28, 1997, HomeSide paid to Barnett approximately $0.9 million under such Transitional Services Agreement.

     The terms of the services provided under the Transitional Services Agreements vary. As a general matter, the services will be provided to the receiving party until the receiving party no longer requires the services, but in no event later than December 31, 1996. The term has been extended to June 30, 1997 with respect to some services.

Other BKBC Agreements

     Operating Agreement

     The BKB Banks and HomeSide have entered into an Operating Agreement, dated March 15, 1996 (the "BKBC Operating Agreement"), which sets forth the parties' roles with respect to new loan originations and servicing rights. With certain exceptions, the BKB Banks are required to sell all mortgage loan production to HomeSide during the term of the BKBC Operating Agreement. In particular, among other things, the BKBC Operating
Agreement: (a) describes the mortgage loan products to be purchased by HomeSide from BKB Banks, (b) ensures that the BKB Banks receive the most favorable pricing and service released premiums offered by HomeSide to correspondent lenders, (c) describes HomeSide's customer service levels, (d) sets forth warehouse and pipeline management rights and obligations, (e) describes the technology support which the parties provide to one another, (f) describes the mortgage loan production and support functions to be provided by the parties,
(g) describes the reports and information provided periodically by HomeSide to the BKB Banks, including, but not limited to, risk management, internal performance and management reports, (h) sets forth the penalties to be paid by the BKB Banks for failing to satisfy the buy price expiration dates, (i) describes BKB Banks' mortgage loan repurchase obligations, and (j) restricts HomeSide's ability to sell servicing rights relating to BKB Banks' portfolio mortgage loans.

     The term of the BKBC Operating Agreement is five years. The termination of the BKBC Operating Agreement will not affect HomeSide's right to service mortgage loans serviced prior to the termination date.

     Correspondent Loan Purchase and Sale Agreement

     HomeSide and the BKB Banks have also entered into a Correspondent Loan Purchase and Sale Agreement, dated March 15, 1996 (the "BKB Correspondent Loan Purchase Agreement"), which describes the mortgage loans eligible for sale to HomeSide by BKB, and related pricing and delivery requirements for such loans. The BKB Banks receive the most favorable pricing offered by HomeSide to correspondent lenders. For the period March 16, 1996 through February 28, 1997, HomeSide paid approximately $4.7 million to the BKB Banks under the BKB Correspondent Loan Purchase and Sale Agreement. Under certain conditions, the BKB Banks must indemnify HomeSide or repurchase mortgage loans from HomeSide. The agreement provides certain underwriting, appraisal, mortgage insurance and escrow requirements.

     The term of the BKB Correspondent Loan Purchase Agreement is five years but will automatically terminate upon the termination of the Operating Agreement.

     PMSR Flow Agreement

     HomeSide and the BKB Banks have entered into a PMSR Flow Agreement dated March 15, 1996, which requires the BKB Banks, subject to certain exceptions, to sell to HomeSide the servicing rights to the BKB Banks' portfolio mortgage loans. The purchase price for the servicing rights is based upon a percentage (which varies depending on the type of loan) of the principal balance of the loan, as may be adjusted based on an independent third party's revaluation. For the period March 16, 1996 through February 28, 1997 HomeSide paid approximately $1.3 million to the BKB Banks under this PMSR Flow Agreement. The agreement also requires the BKB Banks to provide certain notices to government agencies, flood service providers, insurance carriers and borrowers upon the transfer of servicing rights to HomeSide. The agreement describes the BKB Banks' obligation to prepare and record assignments of mortgage and pay tax, service-related fees and flood service fees. Under certain conditions, the BKB Banks must reimburse the servicing rights purchase price to HomeSide.

     The term of the PMSR Flow Agreement is five years but will automatically terminate upon the termination of the BKBC Operating Agreement.

     Mortgage Loan Servicing Agreement

     HomeSide and the BKB Banks have entered into a Mortgage Loan Servicing Agreement dated March 15, 1996 (the "BKBC Servicing Agreement"), which requires HomeSide, subject to certain exceptions, to service the BKB Banks' portfolio mortgage loans. HomeSide is also required to use reasonable efforts to collect mortgage loan payments, to remit principal and interest to the BKB Banks each month and to perform general ledger reconciliations and other related tasks. HomeSide is also required to perform certain default loan administration and foreclosure activities. HomeSide provides additional services for the BKB Banks' private banking clients.

     The servicing fees paid by the BKB Banks to HomeSide are market-based fees consistent with the fees charged by HomeSide to other mortgagees. For the period March 16, 1996 through February 28, 1997 the BKB Banks paid approximately $5.3 million to HomeSide under the BKBC Servicing Agreement.

     The term of the BKBC Servicing Agreement is five years. The BKB Banks will not be obligated to deliver portfolio mortgage loan servicing rights to HomeSide upon the termination of the BKBC Operating Agreement. However, the termination of the BKBC Operating Agreement will not affect HomeSide's right to continue servicing the BKB Banks' portfolio loans that are being serviced by HomeSide as of such termination date.

Other Barnett Agreements

     Operating Agreement

     Barnett and HomeSide have entered into an Operating Agreement, dated May 31, 1996 (the "Barnett Operating Agreement"), which sets forth the parties' roles with respect to new loan originations and servicing rights. With certain exceptions, Barnett and its affiliate banks (the "Barnett Banks") are required to sell all mortgage loan production to HomeSide during the term of the Barnett Operating Agreement. In particular, among other things, the Barnett Operating
Agreement: (a) describes the mortgage loan products to be purchased by HomeSide from Barnett Banks, (b) ensures that the Barnett Banks receive the most favorable pricing and servicing released premiums offered by HomeSide to mortgage correspondents, (c) describes HomeSide's customer service levels, (d) sets forth warehousing and pipeline management rights and obligations, (e) describes the technology support which the parties provide to one another, (f) describes the mortgage loan production and support functions to be provided by the parties, (g) describes the reports and information provided periodically by HomeSide to the Barnett Banks, including, but not limited to, risk management, internal performance and management reports, (h) sets forth penalties to be paid by the Barnett Banks for failing to satisfy the buy price expiration dates, (i) describes Barnett Banks' mortgage loan repurchase obligations, and (j) restricts HomeSide's ability to sell servicing rights relating to the Barnett Banks' portfolio mortgage loans.

     The term of the Barnett Operating Agreement is 5 years, subject to earlier termination in certain specified instances. The termination of the Barnett Operating Agreement will not affect HomeSide's rights to service mortgage loans serviced prior to the termination date.

     Correspondent Loan Purchase Agreement

     HomeSide and Barnett Banks have entered into a Correspondent Loan Purchase Agreement, dated May 16, 1996 (the "Barnett Correspondent Loan Purchase Agreement"), which describes the mortgage loans which are eligible for sale to HomeSide by the Barnett Banks and related pricing and delivery requirements for such loans. The Barnett Banks receive the most favorable pricing offered by HomeSide to other correspondents. For the period March 16, 1996 through February 28, 1997, HomeSide paid approximately $27.6 million to Barnett under the Barnett Correspondent Agreement. Under certain conditions, the Barnett Banks must repurchase mortgage loans for HomeSide. The Barnett Correspondent Loan Purchase Agreement provides certain underwriting, appraisal, mortgage insurance and escrow requirements.

     The term of the Barnett Correspondent Loan Purchase Agreement is 5 years but will automatically terminate upon the termination of the Barnett Operating Agreement.

     PMSR Flow Agreement

     HomeSide and the Barnett Banks have entered into a PMSR Flow Agreement dated May 31, 1996 ("PMSR Flow Agreement"), which requires the Barnett Banks, subject to certain exceptions, to sell to HomeSide the servicing rights to the Barnett Banks' portfolio mortgage loans. The purchase price for the servicing rights is based upon a percentage (which varies depending on the type of loan) of the principal balance of the loan, as may be adjusted based on an independent third party's revaluation. For the period March 16, 1996 through February 28, 1997, HomeSide paid approximately $8.2 million to Barnett under this PMSR Flow Agreement. The agreement also requires the Barnett Banks to provide certain notices to government agencies, flood service providers, insurance carriers and borrowers upon the transfer of servicing rights to HomeSide. The agreement describes the Barnett Banks' obligation to prepare and record assignments of mortgage and pay tax, service-related fees and flood service fees. Under certain conditions, the Barnett Banks must reimburse the servicing rights purchase price to HomeSide.

     The term of the PMSR Flow Agreement is 5 years but will automatically terminate upon the termination of the Barnett Operating Agreement.

     Mortgage Loan Servicing Agreement

     HomeSide and the Barnett Banks have entered into a Mortgage Loan Servicing Agreement dated as of May 31, 1996 (the "Barnett Servicing Agreement") which requires HomeSide, subject to certain exceptions, to service the Barnett Banks' portfolio mortgage loans. HomeSide is also required to use reasonable efforts to collect mortgage loan payments, to remit principal and interest to the Barnett Banks each month and to perform general ledger reconciliations and other related tasks. HomeSide is also required to perform certain default loan administration and foreclosure activities. HomeSide provides additional services for the Barnett Banks' private banking clients.

     The servicing fees paid by the Barnett Banks to HomeSide are market-based fees consistent with those charged by HomeSide to other mortgagees. For the period March 16, 1996 through February 28, 1997 Barnett paid approximately $23.6 million to HomeSide under the Barnett Servicing Agreement.

     The term of the Barnett Servicing Agreement is 5 years. The Barnett Banks will not be obligated to deliver portfolio mortgage loan servicing rights to HomeSide upon the termination of the Barnett Operating Agreement. However, the termination of the Barnett Operating Agreement will not affect HomeSide's right to continue servicing the Barnett Banks' portfolio loans that are being serviced by HomeSide as of such termination date.

     Each of the foregoing agreements described under "Certain Relationships and Related Transactions" was entered into in connection with either the acquisition of BancBoston Mortgage Corporation or Barnett Mortgage Company. No additional consideration was paid or received by HomeSide in connection with the execution and delivery thereof.

Management Agreements

     HomeSide agreed to pay the Thomas H. Lee Company, MDP, BankBoston and Barnett pursuant to management agreements entered into in connection with the BancBoston Mortgage Corporation and the Barnett Mortgage Company acquisitions, an annual management fee of $250,000, $83,334, $333,333 and $333,333, respectively. Such management agreements had a term of five years automatically extended for successive one year terms, except either party could terminate the agreement by delivering notice thereof 90 days prior to the end of any such term. The management agreements terminated upon consummation of the January 1997 offering of Common Stock of the Parent.

                              CERTAIN TRANSACTIONS

     The Company has established option plans for employees of HomeSide pursuant to which the Company has reserved 1,748,569 shares of its Common Stock for grants to employees of HomeSide.

     In addition, certain members of management have purchased in the aggregate 441,592 shares of Common Stock of the Company at a price of $10.294 per share, the same price paid by the Principal Shareholders. In the case of certain purchasers, the shares have been acquired with the proceeds of loans from HomeSide. Such loans are evidenced by recourse notes secured by a pledge of the shares purchased, having a term of approximately 5 years and bearing interest at 8.25% per annum. In the case of the executive officers of HomeSide, the executives executed promissory notes for the purchase of their Common Stock in the following amounts: Mr. Pickett ($400,000); Mr. Harris ($350,000); Mr. Jacobs ($50,000); Mr. Race ($150,000); Ms. Francis ($100,000); Mr. Johnson ($250,000);
Mr. Wilson ($50,000); Mr. Glasgow ($225,000); Ms. Mackey ($10,000). The
management purchasers are party to a Management Stockholders' Agreement that contains various restrictions on transfer. Management holders also have piggyback registration rights. There is no right of repurchase by the Company upon termination of employment. Upon death of a management shareholder, such management shareholder's estate has a right to require the Company to acquire the shares owned by such management shareholder and his or her permitted transferees, subject to certain conditions and restrictions, for the lower of $10.294 per share and fair market value.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's Directors and executive officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission and the New York Stock Exchange reports concerning their ownership of the Company's Common Stock and changes in such ownership. Copies of such reports are required to be furnished to the Company. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company during or with respect to the Company's most recent fiscal year, all Section 16(a) filing requirements applicable to persons who were, during the most recent fiscal year, officers or directors of the Company or greater than 10% beneficial owners of its Common Stock were complied with, except that through inadvertence, one report relating to two transactions by Joe K. Pickett and one report relating to one transaction by W. Blake Wilson were not reported on a timely basis.

                      REPORT OF THE BOARD OF DIRECTORS AND
                           THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION


     The Compensation Committee of the Board of Directors of the Company administers the executive compensation program of the Company and certain of its subsidiaries. In so doing, the Compensation Committee's primary objective is to ensure that the compensation program motivates executives to produce superior performance for the Company and to provide superior returns to stockholders of the Company. The program utilizes a combination of salary, stock options and cash bonuses awarded based on the achievement of corporate performance objectives.

     The goal of the program is to provide short-term and long-term incentives. Short-term performance is rewarded through the base salary and bonus components of the program. Stock options are the principal mechanism for rewarding executives for the long-term performance of the Company. In establishing an executive's compensation, competitive practices are carefully reviewed to ensure that the total compensation afforded the executive compares favorably with similarly situated executives.

     Each of the members of the Compensation Committee is an employee of a principal shareholder of the Company. None of the members of the Compensation Committee are employees of the Company.

     Under the Omnibus Budget Reconciliation Act of 1993 ("OBRA"), Congress has limited to $1 million per year the tax deduction available to public companies for certain compensation paid to designated executive officers. The regulations provide an exception from this limitation for certain performance-based compensation, assuming that various requirements are met. To the extent feasible, the Compensation Committee of the Company intends that awards of compensation under its various incentive plans to its executive officers qualify for deductibility under OBRA, but the Compensation Committee and the Board of Directors of the Company reserve the right, in light of the overall goals and objectives of the Company, to exceed such limitation if it is determined to be in the best interest of the Company and its stockholders.

Base Salaries

     The base salaries of the Company's executive officers for the fiscal year ended February 28, 1997 were established during the course of the negotiations which resulted in the acquisition by the Company of BancBoston Mortgage Corporation in March 1996. In establishing such salaries, the Board of Directors, acting on behalf of the Company's shareholders, took into consideration the salaries then being received by the executive officers as officers of BancBoston Mortgage Corporation, as well as the executive's experience, the levels of responsibility to be assigned to the executive following the acquisition, and the salaries commanded by executives in comparable positions with other companies in the banking industry.

     On an ongoing basis, the base salaries of the Company's executive officers will be periodically reviewed by the Compensation Committee. In its deliberations, the Committee will consider each executive officer's individual contributions to the performance of the Company, as well as the executive's experience and level of responsibility in comparison to other executives of the Company and executives of comparable institutions. The Compensation Committee's objective will be to ensure that the base salary of each executive is competitive and rewards the executive for the executive's performance and total contribution to the success of the Company.

Annual Incentive Compensation

     For the fiscal year ended February 28, 1997, the Compensation Committee has approved bonuses for the executive officers of the Company which are intended to reward each executive's personal contribution to the achievement of the Company's earnings goals for such fiscal year. Bonuses awarded for the fiscal year ended February 28, 1997 are set forth in the Bonus column of the Summary Compensation Table. The Compensation Committee intends in the future to base annual bonuses on the Committee's assessment of each executive's role in achieving such Company goals relating to operating performance as may be set in advance from time to time.

Long-Term Incentive Compensation

     The Company's stock option program is intended to provide long-term incentives to the Company's executives to build shareholder value, reward management decisions that result in the long-term success of the Company and to promote employee loyalty through stock ownership. The Company's stock option plans were adopted in May 1996 and provide for options which vest entirely on the basis of time, as well as options whose vesting can be accelerated upon the achievement of performance goals.

     Information with respect to stock options held by executive officers is included in the tables following this report. Option grants during the year ended February 28, 1997 to executive officers were made by the Board of Directors and represent the Board's subjective assessment of the potential contributions expected on the part of each executive to the future performance of the Company, as well as such executive's level of responsibility. In deciding upon the size of the option grants to executive officers, the Board also considered the potential value which might be realized upon exercise of the options as a result of appreciation of the Company's Common Stock during the term of the options. Two-thirds of the options received by each executive officer were granted under the 1996 Time Accelerated Restricted Stock Option Plan (under which options vest nine years from the date of grant, but are subject to accelerated vesting upon the achievement of performance criteria established from time to time) and one-third of the options received by each executive officer were granted under the 1996 Stock Option Plan (under which options vest annually in arrears in five equal installments of 20% per year). In so doing, the Board intended to align the interests of the executives with those of the shareholders by providing incentives to the achievement of performance goals relating to the Company's operating results. The Board determined following the close of the fiscal year ended February 28, 1997 that the vesting of 20% of the options granted to each optionee under the 1996 Time Accelerated Restricted Stock Option Plan shall be accelerated so as to vest on April 9, 1997, the performance objectives relating to that increment having, in the judgment of the Board, been met.

Compensation of the Chief Executive Officer

     The base salary of the Chief Executive Officer of the Company for the year ended February 28, 1997 was established by the Board of Directors acting on behalf of the Company's shareholders in connection with the acquisition of BancBoston Mortgage Corporation, using the same criteria which were used to establish the base compensation of the other executive officers, as described above.

     The Chief Executive Officer also received during the last fiscal year options for the purchase of 80,954 shares of Common Stock under the 1996 Stock Option Plan and 161,908 shares under the 1996 Time Accelerated Restricted Stock Option Plan, each with an exercise price of $10.294 per share. Under the 1996 Stock Option Plan, the Chief Executive Officer's options will vest in five equal installments in arrears, or 20% per year. Options granted under the 1996 Time Accelerated Restricted Stock Option Plan vest nine years from the date of grant, and vesting will accelerate upon the achievement of performance criteria specified from time to time. In granting options to the Chief Executive Officer, the Board took into consideration his base salary, as well as the significant responsibility vested in him by the Board to successfully deal with the strategic issues associated with launching the Company as an independent institution. The Board exercised subjective judgment in arriving at the total number of shares covered by the options granted to the Chief Executive Officer. Its objective, as in the case of the other executive officers, was to provide incentives to the achievement of performance goals to be designated from time to time by the Board relating to the Company's operating results by weighting the option grants two-thirds toward options which vest on an accelerated basis upon the achievement of performance criteria and one-third towards options which vest by lapse of time.

     The Compensation Committee approved a bonus for the Chief Executive Officer for the year ended February 28, 1997 in the amount of $362,000. The bonus reflects the Committee's judgment as to the contribution of the Chief Executive Officer to the Company's performance for the last fiscal year, and in particular, the achievement of earnings goals for such fiscal year.

     The foregoing report reflects those matters which have been approved by the Board of Directors and by all members of the Compensation Committee.

          Board of Directors                          Compensation Committee
          ------------------                          ----------------------

Joe K. Pickett          William J. Shea              William J. Shea, Chairman
Hugh R. Harris          Kathleen M. McGillycuddy     Douglas K. Freeman
Thomas M. Hagerty       Hinton F. Nobles, Jr.        David V. Harkins
David V. Harkins        Douglas K. Freeman
Justin S. Huscher       Charles W. Newman
Peter J. Manning


                             EXECUTIVE COMPENSATION

Executive Compensation

     The following table sets forth all compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the Company's five most highly compensated executive officers other than the Chief Executive Officer whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Company and its subsidiaries for the fiscal year ended February 28, 1997.


                           Summary Compensation Table

                                                                             Long-Term
                                                                           Compensation
                                                                              Awards
                                                                           ------------
                                                                              Annual
                                                                           Compensation                Securities
      Name and Principal                             Fiscal        ----------------------------        Underlying       All Other
      HomeSide Position                               Year          Salary               Bonus         Options(a)    Compensation(b)
      ------------------                             ------        --------            --------        ---------     --------------
Joe K. Pickett ..............................         1997         $312,000            $362,000          242,862       $ 16,135
   Chairman & CEO
Hugh R. Harris ..............................         1997          300,000             350,000          242,862          7,842
   President and Chief
   Operating Officer
Kevin D. Race ...............................         1997          250,000(c)          100,000           97,155        413,145(d)
   Executive Vice President
   and Chief Financial
   Officer
Mark F. Johnson .............................         1997          200,000             150,000           97,155          6,714
   Executive Vice President
   Secondary Marketing and
   Production

                                                                             Long-Term
                                                                           Compensation
                                                                              Awards
                                                                           ------------
                                                                              Annual
                                                                           Compensation                Securities
      Name and Principal                             Fiscal        ----------------------------        Underlying       All Other
      HomeSide Position                               Year          Salary               Bonus         Options(a)    Compensation(b)
      ------------------                             ------        --------            --------        ---------     --------------
William Glasgow, Jr .........................         1997          200,000             150,000           97,155          6,522
   Executive Vice President
Charles D. Gilmer ...........................         1997          175,000             150,000           97,155          6,172
   Senior Vice President
   and Treasurer

--------------------

(a) Reflects a 17 for 1 stock split of the Company's Common Stock effected immediately prior to the Company's January 1997 initial public offering.

(b) Includes amounts received for (1) matching contributions under the Company's savings plan of $6,000 with respect to each of Messrs. Pickett, Harris, Johnson, Glasgow and $2,692 with respect to Mr. Gilmer; and (2) the dollar value of life insurance premiums paid by the Company with respect to: Mr. Pickett $10,135; Mr. Harris $1,842; Mr. Race $74; Mr. Johnson $714; Mr. Glasgow $522 and Mr. Gilmer $3,480.

(c) The salary of Mr. Race is per annum. Mr. Race has been employed by the Company since October 1996.

(d) Includes a bonus of $375,000 received by Mr. Race as an inducement to join the Company and $38,071 in relocation expenses.


            Option Grants for the Fiscal Year Ended February 28, 1997

     The following table provides information on option grants with respect to Common Stock of the Company for the fiscal year ended February 28, 1997 to the named executive officers. Pursuant to applicable regulations of the Securities and Exchange Commission (the "Commission"), the following table also sets forth the hypothetical value which might have been realized with respect to such options based on assumed rates of stock appreciation of 5% and 10% compounded annually from date of grant to the end of the option terms:


                                                   Individual Grants
                                        -------------------------------------------

                                         Number of                                                    Potential Realizable Value at
                                        Securities       % of Total                                   Assumed Annual Rates of Stock
                                        Underlying         Options                                    Price Appreciation for Option
                                          Options        Granted to      Exercise                                Term (b)
                                          Granted         Employees        Price      Expiration      -----------------------------
Name                                       (#)(a)          in 1996        ($/Sh)(a)       Date             5%               10%
----                                      -------            -----        -------       --------       ----------       ----------
Joe K. Pickett ...................         80,954 (c)        18.11%       $10.294       05/31/06       $  523,772       $1,328,455
                                          161,908 (d)        18.11%       $10.294       11/30/05       $  984,401       $2,461,002
Hugh R. Harris ...................         80,954 (c)        18.11%       $10.294       05/31/06       $  523,772       $1,328,455
                                          161,908 (d)        18.11%       $10.294       11/30/05       $  984,401       $2,461,002
Kevin D. Race ....................         32,385 (c)         7.24%       $10.294       10/08/06       $  209,531       $  531,438
                                           64,770 (d)         7.24%       $10.294       04/08/06       $  393,802       $  984,504
Charles D. Gilmer ................         32,385 (c)         7.24%       $10.294       05/31/06       $  209,531       $  531,438
                                           64,770 (d)         7.24%       $10.294       11/30/05       $  393,802       $  984,504
Mark F. Johnson ..................         32,385 (c)         7.24%       $10.294       05/31/06       $  209,531       $  531,438
                                           64,770 (d)         7.24%       $10.294       11/30/05       $  393,802       $  984,504

                                               Individual Grants (Continued)
                                        -------------------------------------------

                                         Number of                                                    Potential Realizable Value at
                                        Securities       % of Total                                   Assumed Annual Rates of Stock
                                        Underlying         Options                                    Price Appreciation for Option
                                          Options        Granted to      Exercise                                Term (b)
                                          Granted         Employees        Price      Expiration      -----------------------------
Name                                       (#)(a)          in 1996        ($/Sh)(a)       Date             5%               10%
----                                      -------            -----        -------       --------       ----------       ----------
William Glasgow, Jr., ............         32,385 (c)         7.24%       $10.294       05/31/06       $  209,531       $  531,438
                                           64,770 (d)         7.24%       $10.294       11/30/05       $  393,802       $  984,504

--------------------

(a) Reflects a 17 for 1 stock split of the Company's Common Stock effected immediately prior to its January 1997 initial public offering.

(b) These values are based on assumed rates of appreciation only. Actual gains, if any, on shares acquired on option exercises are dependent on the future performance of the Company's Common Stock.

(c) Non-qualified, timed-based options granted pursuant to the Company's 1996 Stock Option Plan. Options vest annually in arrears in five equal installments of 20% per year, with the first 20% vesting on April 9, 1997.

(d) Non-qualified, performance-based options granted pursuant to the Parent's 1996 Time Accelerated Restricted Stock Option Plan. These options vest no later than nine years from the date of grant unless accelerated based on the achievement of certain performance criteria. The options become exercisable as to 20% of the shares covered thereby on April 9, 1997.

                  Aggregated Option Exercises and Option Values
                   for the Fiscal Year Ended February 28, 1997

     The following table provides information on option exercises during the fiscal year ended February 28, 1997 with respect to the Common Stock of the Company and on the values of the named executive officers' unexercised options at February 28, 1997:

                                   Shares                             Number of Securities          Value of Unexercised
                                  Acquired                           Underlying Unexercised             In-the-Money
                                     on         Value              Options at Year-End (#)(a)        Options at Year-End
Name                              Exercise     Realized           Exercisable   Unexercisable   Exercisable     Unexercisable(b)
----                              --------     --------           -----------   -------------   -----------     ----------------
Joe K. Pickett ...............        0       $        0                0          242,862       $        0       $1,901,852
Hugh R. Harris ...............        0                0                0          242,862                0        1,901,852
Kevin D. Race ................        0                0                0           97,155                0          760,821
Charles D. Gilmer ............        0                0                0           97,155                0          760,821
Mark F. Johnson ..............        0                0                0           97,155                0          760,821
William Glasgow, Jr ..........        0                0                0           97,155                0          760,821

--------------------

(a) The options become exercisable as to 20% of the shares covered thereby on April 9, 1997.

(b) Value of unexercised in-the-money stock options represents the difference between the exercise prices of the stock options and the closing price of the Parent's Common Stock on The New York Stock Exchange on February 28, 1997.


Employment Contracts and Termination of Employment Arrangements

     Although none of the Company's executive officers are party to any employment or non-competition agreements with the Company, and the Company is not, therefore, contractually obligated to continue to pay such salaries, it is expected that the annual salaries of the named executive officers will not be reduced during the executive officers' term of employment with the Company.

     Pursuant to severance agreements with the Company, certain executive officers, including each of the named executive officers, will be entitled to severance benefits if he is terminated, or constructively terminated through diminution in job responsibilities or compensation following an acquisition (a "Trigger Event"). If such named executive officer offers to remain in the employ of the Company for one year following any Trigger Event, and is either terminated during that first year or has his job responsibilities or compensation diminished, he is entitled to a severance benefit. The severance benefit will be a lump sum payment in cash equal in the case of each of Messrs. Pickett and Harris to the sum of (i) twice his annual salary in effect at the time of termination, (ii) twice his annual bonus received for the preceding year and
(iii) a pro rata portion of the bonus he would have received for the year in which termination occurs (paid at the time the amount of such bonus would have been determined). The severance benefit for the other named executive officers will be equal to the sum of (i) such officer's annual salary in effect at the time of termination, (ii) his annual bonus received for the preceding year, and
(iii) a pro rata portion of the bonus he would have received for the year in which termination occurs (paid at the time the amount of such bonus would have been determined). The named executive officers will also receive continued coverage under the Company's medical benefit plans for one year following such termination, or two years following termination in the case of Messrs. Pickett and Harris. Each of the Severance Agreements is for a term of one (1) year which is automatically renewed on April 1 of each year for additional one-year periods unless either the Company or the executive has given notice not later than December 31st of the previous year to the other not to extend the term of the Agreement. If a Trigger event has occurred during the term of the Severance Agreement, however, the Agreement continues for one (1) year following the closing of the Trigger Event.

Historical Executive Compensation

     The following table sets forth all compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the Company's four most highly compensated Executive Officers other than the Chief executive officer whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to BancBoston Mortgage Corporation and its subsidiaries for the fiscal year ended December 31, 1995. None of the Company's named executive officers received any compensation from Barnett Mortgage Company during 1995.

                           Summary Compensation Table


                                                                                 Long-Term Compensation
                                                                        --------------------------------------
                                                                                Awards (b)           Payouts
                                                                        -------------------------   ----------
                                                      Annual                                        Long-Term
                                                   Compensation          Restricted    Securities   Incentive
 Name and Principal                Fiscal     ----------------------       Stock       Underlying      Plan         All Other
      Position                      Year      Salary(a)     Bonus(a)       Awards        Options     Payouts (c)  Compensation (d)
-------------------                ------     ---------     --------     ----------    ----------   ------------  ----------------
Joe K. Pickett ..................   1995      $287,000      $200,000      $ 68,700         9,600      $215,156      $ 11,480
   Chairman & CEO
Hugh R. Harris ..................   1995       275,000       225,000        42,938         6,000             0       11 ,000
   President
Charles D. Gilmer ...............   1995       170,769       155,000             0             0             0             0
   Director, Risk
   Management
Mark F. Johnson .................   1995       190,577       125,000        28,625         4,000             0         7,623
   Director,
   Wholesale/Securities
   Marketing
William Glasgow, Jr .............   1995       189,230       125,000        28,625         4,000             0         7,569
   Director, Loan
   Administration

--------------------

(a) The salary and bonus amounts presented were earned in 1995. The payment of certain such amounts occurred in 1996. The amounts reflected in the table do not include the following bonuses paid to the named executive officers in 1996 in connection with the closing of the acquisition of BancBoston Mortgage Corporation: Mr. Pickett, $50,000; Mr. Harris, $225,000; Mr. Gilmer, $175,000; Mr. Johnson, $200,000; and Mr. Glasgow, $200,000.

(b) Involves common stock of BKBC. As of December 31, 1995, the named executive officers held the following number of restricted shares of BKBC common stock having the corresponding year-end market values:


                                              As of December 31, 1995


                                            Total Number of          Aggregate
Name                                    Restricted Shares Held     Market Value
----                                    ----------------------     ------------
Joe K. Pickett .......................           5,600               $259,900
Hugh R. Harris .......................           4,135                191,244
Charles D. Gilmer ....................               0                      0
Mark F. Johnson ......................           1,784                 82,510
William Glasgow, Jr. .................           1,700                 78,625

     In connection with the BancBoston Mortgage Corporation acquisition, vesting on all of the restricted stock owned by its employees, including the restricted stock listed above, was accelerated and all prior forfeiture and transferability restrictions thereon were removed.

(c) Represents the dollar value of vested shares of performance restricted stock calculated by multiplying the closing price of BKBC common stock on each vesting date by the number of shares that vested on that date.

(d) Includes matching employer contributions and credits under the BankBoston thrift-incentive plan and the BankBoston deferred compensation plan for the named executive officers.

                              Option Grants in 1995

     The following table provides information on option grants with respect to BKBC common stock in fiscal 1995 to the named executive officers. Pursuant to applicable regulations of the Commission, the following table also sets forth the hypothetical value which might have been realized with respect to such options based on assumed rates of stock appreciation of 5% and 10% compounded annually from date of grant to March 15, 1996, the end of the option terms:


                                                   Individual Grants
                                        -------------------------------------------

                                         Number of                                                    Potential Realizable Value at
                                        Securities       % of Total                                   Assumed Annual Rates of Stock
                                        Underlying         Options                                    Price Appreciation for Option
                                          Options        Granted to      Exercise                                Term
                                          Granted         Employees        Price      Expiration      -----------------------------
Name                                       (#)(a)          in 1995        ($/Sh)          Date             5%               10%
----                                      -------            -----        -------     ----------       ----------       ----------
Joe K. Pickett ...................         9,600             .90          $28.625       3/15/96        $15,631          $31,362
Hugh R. Harris ...................         6,000             .53          $28.625       3/15/96        $ 9,769          $19,601
Charles D. Gilmer ................             0              0             0                              --               --
Mark F. Johnson ..................         4,000             .40          $28.625       3/15/96        $ 6,513          $13,067
William Glasgow, Jr., ............         4,000             .40          $28.625       3/15/96        $ 6,513          $13,067

--------------------

(a)  All options were exercised prior to March 15, 1996.

                       Aggregated Option Exercises in 1995
                       and December 31, 1995 Option Values

     The following table provides information on option exercises during 1995 with respect to BKBC common stock and on the values of the named executive officers' unexercised options at December 31, 1995:

                                   Shares                             Number of Securities          Value of Unexercised
                                  Acquired                           Underlying Unexercised             In-the-Money
                                     on         Value              Options at Year-End (#)           Options at Year-End
Name                              Exercise     Realized           Exercisable   Unexercisable   Exercisable     Unexercisable(b)
----                              --------     --------           -----------   -------------   -----------     ----------------
Joe K. Pickett ..............            0     $      0              32,100        4,800         $687,575           $84,600
Hugh R. Harris ..............            0            0              10,200        3,000          202,275            52,875
Charles D. Gilmer ...........            0            0                   0            0                0                 0
Mark F. Johnson .............            0            0               5,200        2,000          108,250            32,250
William Glasgow, Jr. ........        4,000       32,750                   0        2,000                0            32,250


     In connection with the acquisition of BancBoston Mortgage Corporation, vesting of all stock options listed in the preceding table was accelerated and all such options listed as being unexercised at year end were exercised with values realized as follows: Mr. Pickett, $753,725; Mr. Harris, $248,550; Mr. Johnson, $139,900; and Mr. Glasgow, $26,000.

                               Retirement Benefits

     The following table shows the years of service and the estimated annual retirement benefits that are payable at age 65 from BKBC to each of the named executive officers in the form of a single lifetime annuity with an assumed future annual interest rate of 6.3% through 1996 and 5.5% thereafter on each individual's cash balance account:



                                Prior Years of Service       Estimated Annual
Name                                as of 12/31/95          Retirement Benefit
----                                --------------          ------------------
Joe K. Pickett ..............               15                    $73,883
Hugh R. Harris ..............               12                     50,676
Charles D. Gilmer ...........                2                      2,386
Mark F. Johnson .............               13                     48,616
William Glasgow, Jr. ........                4                      6,836


     The estimates shown above reflect BankBoston's cash balance formula as of December 31, 1995 (under which credits are made annually to an individual's account at a rate based on the individual's age and years of service), plus any accrued benefits under the prior plan formula. These benefits are provided under a combination of BankBoston's tax-qualified retirement plan and certain supplemental plans.

                          COMPARATIVE PERFORMANCE GRAPH

     The following graph compares the cumulative total return for the period commencing with the Company's initial public offering on January 30, 1997 through February 28, 1997 among the Company, the S&P 500 Index and the S&P Financial Index. The graph assumes $100 was invested on January 30, 1997 in the Company's Common Stock and in the indexes and also assumes the reinvestment of dividends. The Board of Directors recognizes that the market price of stock is influenced by many factors, only one of which is Company performance. The stock price performance shown on the graph is not necessarily indicative of future price performance.


             TOTAL SHAREHOLDER RETURNS


                   [THE FOLLOWING TABLE WAS PRESENTED AS BOTH
               A LINE GRAPH AND A TABLE IN THE PRINTED MATERIAL]



                                          Base
                                         Period
  Company/Index                      January 30, 1997     February 28, 1997
================================================================================
HomeSide, Inc. ...................          100                120.83
S&P Financial Index ..............          100                104.72
S&P 500 Index ....................          100                101.04

                       RATIFICATION OF THE APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen LLP as independent public accountants to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending February 28, 1998. A representative of Arthur Andersen LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     Any proposal submitted for inclusion in the Company's Proxy Statement and form of proxy relating to the 1998 Annual Meeting of Stockholders must be received at the Company's principal executive offices in Jacksonville, Florida on or before January 9, 1998.

                                  OTHER MATTERS

     Management knows of no other matters which may properly be and are likely to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their best judgment.

                                   10-K REPORT

     THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO INVESTOR RELATIONS, HOMESIDE, INC. 7301 BAYMEADOWS WAY, JACKSONVILLE, FL 32256,
(904) 281-3000.

                                 VOTING PROXIES

     The Board of Directors recommends an affirmative vote on the proposal specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.

                                             By order of the Board of Directors,

                                             /s/Robert J. Jacobs
                                             Robert J. Jacobs
                                             Secretary


Jacksonville, Florida
May 21, 1997



161292-1

                                 HOMESIDE, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 10, 1997

     The undersigned  hereby appoints Joe K. Pickett,  Hugh R. Harris and Robert
     J. Jacobs, and each of them, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of Stockholders of Homeside, Inc., to be held on June 10, 1997, at 10:00 a.m., at The Sawgrass Marriott, 1000 TFIC Boulevard, Ponte Vedra Beach, Florida 32082, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting, including the proposal set forth on the reverse side of this Proxy Card.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON THE PROPOSAL SPECIFIED. THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED IN FAVOR OF THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT.

     PLEASE COMPLETE, SIGN DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                     -----------
                                                                     See Reverse
                                                                         Side
                                                                     -----------

                                   DETACH HERE

-------------
               Please mark
               votes as in
               this example.
-------------


1.  Election of  Directors

Nominees:  Joe K. Pickett, Hugh R. Harris, Thomas M. Hagerty,                 2.  In their descretion, the proxies are authorized to
David V. Harkins, Justin S. Huscher, Peter J. Manning, William J.      vote upon such other business as may properly come before the
Shea, Kathleen M. McGillycuddy, Hinton F. Nobles, Jr.,                 meeting and any adjournment thereof.
Douglas K. Freeman, Charles W. Newman


                             FOR      WITHHELD

                             / /        / /




/ /     ______________________________________________                                    MARK HERE IF YOU PLAN     / /
        To withhold a vote for any individual nominee,                                    TO ATTEND THE MEETING
        write the nominee's name on the line above.                                       IN PERSON



                                                                                          MARK HERE IF ADDRESS     / /
                                                                                          CHANGE AND NOTE AT LEFT



                                                                                          MARK HERE FOR COMMENTS   / /
                                                                                          HAVE BEEN NOTED ON THE
                                                                                          REVERSE SIDE OF THIS CARD


                                                                                          Please be sure to sign and date this Proxy


Signature: __________________________  Date: _________________  Signature: __________________________  Date: __________________


178964-1

                                      - 2 -